SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 OCTOBER 8, 2003

                              KANSAS CITY SOUTHERN
               (Exact name of company as specified in its charter)


       DELAWARE                       1-4717                    44-0663509
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission file number)        (IRS Employer
     of incorporation)                                    Identification Number)


                427 WEST 12TH STREET, KANSAS CITY, MISSOURI 64105
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                (816) 983 - 1303


                                 NOT APPLICABLE
          (Former name or former address if changed since last report)









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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits

              EXHIBIT NO.                                 DOCUMENT
              (99)                                        Additional Exhibits

              99.1                                        Press Release issued
                                                          by Kansas City
                                                          Southern dated October
                                                          8, 2003 entitled, "KCS
                                                          Comments on STB
                                                          Decision Suspending
                                                          Control Application
                                                          Proceeding," is
                                                          attached hereto as
                                                          Exhibit 99.1


ITEM 9.       REGULATION FD DISCLOSURE

Kansas City Southern ("KCS" or "Company") is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the KCS news release, dated October 8, 2003, announcing that it accepts the decision of the Surface Transportation Board ("STB") to suspend the procedural schedule involving KCS' request to gain regulatory approval of the control of The Texas Mexican Railway Company ("Tex Mex"), a wholly owned subsidiary of Mexrail, Inc ("Mexrail"). In its decision, the STB stated that "The board will reinstate the procedural schedule at such time as KCS demonstrates that there is reasonable likelihood that it will be able to acquire control of Tex Mex."

The information included in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Kansas City Southern


Date: October 9, 2003                  By:    /S/  LOUIS G. VAN HORN
                                          ----------------------------------
                                                  Louis G. Van Horn
                                           Vice President and Comptroller
                                           (Principal Accounting Officer)

EXHIBIT 99.1

    KANSAS CITY SOUTHERN                                           PRESS RELEASE
    Cathedral Square - 427 West 12TH Street - P.O. Box 219335
    Kansas City, Missouri 64121-9335                            NYSE SYMBOL: KSU


    DATE:             October 8, 2003

    MEDIA CONTACT:    William H. Galligan                    Phone: 816/983-1551
                      william.h.galligan@kcsr.com



     KCS COMMENTS ON STB DECISION SUSPENDING CONTROL APPLICATION PROCEEDING

Kansas City Southern (KCS)(NYSE: KSU) today stated that it accepts the decision of the Surface Transportation Board (STB) to suspend the procedural schedule involving KCS' request to gain regulatory approval of the control of The Texas Mexican Railway Company (Tex Mex), a wholly owned subsidiary of Mexrail, Inc (Mexrail). In its decision, the STB stated that "The board will reinstate the procedural schedule at such time as KCS demonstrates that there is a reasonable likelihood that it will be able to acquire control of Tex Mex."

Michael R. Haverty, KCS chairman, president and chief executive officer, stated, "We accept the STB's decision. It is a reasonable course for the STB to take given the circumstances. It is fair and equitable to KCS and all other interested parties. KCS looks forward to returning to the STB to complete the Tex Mex transaction at a future date."

On May 9, 2003, KCS announced that it had purchased 51% of Mexrail from TFM, S.A. de C.V. (TFM) and immediately had placed the stock into an Independent Voting Trust as it sought regulatory approval to control Mexrail's subsidiary, Tex Mex. On September 30, 2003, TFM exercised its right under the acquisition agreement to repurchase from KCS the 51% of Mexrail stock. KCS will continue to have indirect ownership of Mexrail through its 37% ownership of TFM.

KCS is a transportation holding company that has railroad investments in the United States, Mexico and Panama. Its primary holding is The Kansas City Southern Railway Company (KCSR). Headquartered in Kansas City, Missouri, KCSR serves customers in the central and south central regions of the U.S. KCS' rail holdings and investments are primary components of a NAFTA Railway system that links the commercial and industrial centers of the United States, Canada and Mexico.

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